Poplar Forest Cornerstone Fund

Class A	PFCFX
Institutional Class	IPFCX

SUMMARY PROSPECTUS

January 28, 2015

Before you invest, you may want to review the Poplar Forest Cornerstone Fund’s (the “Cornerstone Fund”) Statutory Prospectus, which contains more information about the Cornerstone Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated January 28, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Cornerstone Fund’s Statutory Prospectus and other information about the Cornerstone Fund online at www.poplarforestfunds.com.  You can also get this information at no cost by calling 1-877-522-8860 or by sending an e-mail request to compliance@poplarforestllc.com.

Investment Objective
The Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) seeks to achieve current income and long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Cornerstone Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “More About Class A Shares” section on page 36 of the Fund’s statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 31 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses(1)	1.32%	1.32%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%
Total Annual Fund Operating Expenses	2.39%	2.14%
Less: Fee Waiver(2)	-1.22%	-1.22%
Net Annual Fund Operating Expenses	1.17%	0.92%
(1)	Other expenses and acquired fund fees and expenses (“AFFE”) are based on estimated amounts for the current fiscal year.
(2)
Poplar Forest Capital, LLC (the “Adviser’) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, interest, taxes and extraordinary expenses) in order to limit the Net Annual Fund Operating Expenses to 1.15% and 0.90% of average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least January 27, 2016, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example. This Example is intended to help you compare the cost of investing in the Cornerstone Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Cornerstone Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$613	$1,097
Institutional Class	$94	$552

Portfolio Turnover.  The Cornerstone Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Cornerstone Fund’s performance.  As the Cornerstone Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Principal Investment Strategy
The Cornerstone Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by building a balanced portfolio of debt and equity securities that aims to generate returns that exceed the Consumer Price Index by 3% per year while preserving capital.  A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”).  Equity securities in which the Fund may invest include, but are not limited to, common stocks, foreign equity securities, convertible securities, and options on stocks, warrants, rights, and/or other investment companies, including mutual funds and exchangetraded funds (“ETFs”).  Equity securities will generally be selected based on qualitative analysis with individual positions no larger than 4% at time of purchase.  The Fund may invest in medium-sized companies, which the Adviser defines by reference to those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $2.2 billion to approximately $27.1 billion as of May 31, 2014, the date of the last reconstitution of the Russell Midcap® Index) at the time of purchase.  Dividend paying companies with investment grade credit ratings will be the primary focus of the Fund’s equity investments.  Weightings between equity and fixed income securities will be tactically allocated based on prospective return potential and risk factors although equity exposure will not generally exceed 75% of net assets.  Fixed income securities in which the Fund may invest include, but are not limited to, those of domestic governments, government agencies, inflation-protected securities, asset-backed securities, other investment companies, including mutual funds and ETFs, exchange-traded notes (“ETNs”), convertible securities, floating rate securities, mortgage-backed securities, municipalities and companies across a wide range of industries, and may be of any maturity and duration and include those that are rated below investment grade (i.e., “junk bonds”).

The Cornerstone Fund is managed using a long-term approach to security selection.  Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.

The Adviser evaluates investment opportunities using bottom-up, fundamental analysis, paying particular attention to a company’s:

1.	expected future profits;
2.	expected sustainable revenue and/or asset growth;
3.	expected cash investment needed to support expected growth;
4.	normalized free cash flow after considering Items 1 through 3 above; and
5.	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The Cornerstone Fund may invest up to 50% of its net assets in cash, cash-equivalents and high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

The decision to sell securities is driven by the Adviser’s evaluation of prospective total returns relative to the perceived risk of the security in question.  A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile.  The Cornerstone Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

Principal Investment Risks
Losing a portion of your investment is a risk of investing in the Cornerstone Fund.  The following additional risks could affect the value of your investment:

•	Management Risk – If the Adviser’s investment strategies do not produce the expected results, the value of the Cornerstone Fund could decrease.

•	Market Risk – If the stock market as a whole, or the value of an individual company, goes down, the result could be a decrease in the value of the Cornerstone Fund.

•
Value-Style Investing Risk – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

•	Fixed Income Securities Risk – The following risks are associated with the Fund’s investment in debt securities.

o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates.    It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

o
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Medium-Sized Companies Risk – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

•
Foreign Securities Risk – The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

•
Convertible Securities Risk – Convertible securities are subject to the risks of both debt securities and equity securities.  The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

•
Investment Company Risk – When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

•
Asset-Backed Securities Risk – Asset-Backed securities risk includes Market Risk, Interest Rate Risk, Credit Risk and Prepayment Risk (i.e., borrowers whose loans collateralize the securities held by the Fund may be able to prepay principal due on these loans, which could cause the Fund to reinvest the proceeds at lower yields).

•
Mortgage-Backed Securities Risk – These include Market Risk, Interest Rate Risk, Credit Risk and Prepayment Risk as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.  In particular, the recent events related to the U.S. housing market have had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in the securities.

•	New Fund Risk – The Cornerstone Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

The Cornerstone Fund may be appropriate for investors who:

•	are interested in protecting their purchasing power by investing in common stocks; but
•	would prefer less volatility than would generally be inherent in an all equity account.

Performance
When the Cornerstone Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information will be available on the Cornerstone Fund’s website at www.poplarforestfunds.com or by calling 1-877-522-8860.

Management
Investment Adviser.  Poplar Forest Capital, LLC, is the Cornerstone Fund’s investment adviser.

Portfolio Managers.  J. Dale Harvey (CEO and Chief Investment Officer) and Derek Derman (Co-Portfolio Manager and Research Analyst) are the portfolio managers responsible for the day-day management of the Cornerstone Fund and have managed the Cornerstone Fund since its inception in December 2014.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Cornerstone Fund shares on any business day by written request via mail (Poplar Forest Cornerstone Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-877-522-8860, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Types of Accounts	To Open Your Account	To Add to Your Account
Class A
Regular Accounts	$25,000	$1,000
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs)	$5,000	$1,000

Institutional Class
Regular Accounts	$1,000,000	$1,000

Tax Information
The Cornerstone Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Cornerstone Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.